UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	ETM	New York Stock Exchange
Series A Junior Participating Convertible Preferred Stock, par value $0.01 per share
Series B Junior Participating Convertible Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On March 11, 2021, Entercom Communications Corp. (the “Company”) issued press releases announcing the plan to offer and the pricing, respectively, by Entercom Media Corp., its wholly owned subsidiary (the “Issuer”), of $540 million in aggregate principal amount of 6.750% senior secured second-lien notes due 2029 (the “New Secured Notes”). Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

On March 11, 2021, the Issuer issued a conditional notice of redemption with respect to all of its $400 million aggregate principal amount of 7.250% senior notes due 2024 (the “Unsecured Notes”) in accordance with the indenture governing the Unsecured Notes (the “Redemption”). The Redemption is subject to the condition precedent that the Issuer consummates an offering of at least $500,000,000 principal amount of new debt (the “Condition”). The Condition will be fulfilled upon the closing of the offering of the New Secured Notes. Accordingly, the Issuer expects to redeem the Unsecured Notes on April 10, 2021 (the “Redemption Date”) at a redemption price equal to 103.625% of the principal amount plus accrued and unpaid interest to, but excluding, the Redemption Date.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Exhibits

(d)	Exhibits

Exhibit No.	Title

99.1	Entercom Communications Corp.’s Press Release, issued March 11, 2021.

99.2	Entercom Communications Corp.’s Press Release, issued March 11, 2021.

104	Cover Page Interactive Data File (embedded within the XBRL file).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: March 12, 2021